EAGLE MLP STRATEGY FUND

Class A Ticker: EGLAX
Class C Ticker: EGLCX
Class I Ticker: EGLIX
Class N Ticker: EGLNX

(a series of Northern Lights Fund Trust)

Supplement dated January 31, 2022 to the Prospectus and Statement of Additional Information dated August 28, 2021

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Please be advised that Thomas N. Hunt III no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Hunt in the Fund’s Prospectus and Statement of Additional Information are hereby deleted.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information, dated August 28, 2021. This supplement should be read in conjunction with the Prospectuses and Statements of Additional Information and should be retained for future reference.